American AAdvantage Funds - Institutional Class
      Supplement dated April 4, 1997 to the Prospectus dated March 1, 1997

1.Replace "U.S. Treasury Money Market Portfolio" with "U.S. Government Money
  Market Portfolio" on the 5th line of the first bullet point on page 20.

2.Add the following sentence at the end of the first paragraph under "Purchasing Shares of the Trust" on page 25: Shares purchased through financial intermediaries may be subject to transaction fees.

3.Add the following sentence at the end of the second line on page 27, under "Redemption of Shares": Shares redeemed through financial intermediaries may be subject to transaction fees.